                              SCHWAB CAPITAL TRUST

                      SCHWAB VIEWPOINTS FUND (THE "FUND")

                      SUPPLEMENT TO THE FUND'S PROSPECTUS
              DATED FEBRUARY 28, 2007, AS SUPPLEMENTED MAY 7, 2007

          SUPPLEMENT TO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION
              DATED FEBRUARY 28, 2007, AS AMENDED OCTOBER 17, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (SAI) AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.
--------------------------------------------------------------------------------

At its meeting on November 12, 2007, the Board of Trustees of the Schwab Viewpoints Fund (the "Fund") approved certain changes to the Fund's name, investment strategy, share class structure and operating expenses. In connection with the changes to the Fund's investment strategy, new portfolio managers will begin to manage the Fund's investments. The Prospectus and SAI are hereby amended to reflect these upcoming changes to the Fund.

NAME CHANGE

Effective February 28, 2008, the Schwab Viewpoints Fund will change its name to the Schwab Balanced Fund.

CHANGE IN INVESTMENT STRATEGY

The Fund currently pursues an asset allocation strategy by investing directly in securities using a multi-manager strategy. Currently, in addition to managing a portion of the Fund's assets itself, Charles Schwab Investment Management, Inc. ("CSIM"), the Fund's investment adviser, allocates portions of the Fund's assets to several investment managers that, in turn, manage their respective portions pursuant to a distinct investment style and under the supervision of CSIM.

As described below, effective February 28, 2008, the Fund will pursue an asset allocation strategy using a "fund-of-funds" structure. The Fund will invest in a diversified group of Schwab and/or Laudus mutual funds, and may purchase individual securities. CSIM will act as the Fund's sole investment adviser. The Fund's investment objective of seeking capital growth and income will not change.

Effective February 28, 2008, the Fund's principal investment strategy will be as follows:

     To pursue its goal, the Fund generally invests in a diversified group of other Schwab and/or Laudus funds, but also may invest in other mutual funds, including exchange traded funds. In addition, the Fund may purchase individual securities to maintain its allocations.

     Normally, the Fund expects to invest approximately 60-70% of its assets in stocks and other equity funds and 30-40% in bonds, other fixed income funds and money market funds, cash or cash equivalents. This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

     The Fund's target allocation is intended to allocate investments among various asset classes such as equity, fixed income, and ultra-short fixed income funds and money market funds.

     The Fund mainly invests in stock and bond funds, which the adviser chooses within the framework of an asset allocation strategy. Based on analysis of economic outlooks and market conditions, the adviser determines whether and how much to adjust the Fund's allocation.

     Within the stock fund allocation, the portfolio managers typically allocate the Fund's investments among large-cap and small-cap stock funds, but may also invest in international stock funds or other equity funds with an international component, including funds with some exposure to emerging market securities.

     Within the bond fund allocation, the portfolio managers allocate investments among bond funds based on a number of factors including total return potential and the maturities and credit quality of their holdings.

     Each underlying fund focuses on a different segment of the stock or bond market. Below are the underlying funds currently being used by the Fund and each underlying fund's objective and strategy, listed according to their corresponding category in the Fund's asset allocation.

 EQUITY FUNDS                         OBJECTIVE/STRATEGY
 Schwab Core Equity Fund              Seeks long-term capital growth. The fund
                                      invests, under normal circumstances, at least
                                      80% of its net assets in equity securities of
                                      U.S. companies. The fund seeks to assemble a
                                      portfolio with long-term performance that will
                                      exceed that of the S&P 500 Index.
 Laudus Small-Cap MarketMasters
    Fund                              Seeks long-term capital appreciation. Under
                                      normal circumstances, the fund invests at least
                                      80% of its net assets in equity securities of
                                      companies with small market capitalizations or
                                      investments with similar economic
                                      characteristics, such as futures. Companies with
                                      small market capitalizations generally are those
                                      with market capitalizations of $2.5 billion or
                                      less but may include companies with market
                                      capitalizations of up to $5 billion so long as
                                      the purchase of those securities would not cause
                                      the average weighted market capitalization of
                                      the fund to exceed $3 billion.
 BOND FUNDS                           OBJECTIVE/STRATEGY
 Schwab Total Bond Market Fund        Seeks high current income by tracking the
                                      performance of the Lehman Brothers U.S.
                                      Aggregate Bond Index ("Lehman Index"). The fund
                                      primarily invests in a diversified portfolio of
                                      investment grade debt instruments with varying
                                      maturities and is designed to track the
                                      performance of the Lehman Index. The Lehman
                                      Index includes investment-grade government,
                                      corporate, mortgage-, commercial mortgage-and
                                      asset-backed bonds that are denominated in U.S.
                                      dollars and have maturities longer than one
                                      year.

     For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

CHANGE IN SHARE CLASS STRUCTURE - COMBINATION OF SHARE CLASSES

Effective February 28, 2008, the Investor Shares Class and Select Shares Class of the Fund will be combined into a single class of shares and the Fund will no longer offer separate share classes. The initial investment minimum for the Fund will be $100, and there will be no minimum account balance.

CHANGE IN OPERATING EXPENSES

In connection with the changes to the Fund's principal investment strategy, the Board of Trustees of the Fund has approved certain changes to the Fund's operating expenses, including the Fund's investment advisory fee, and the Fund's current expense limitation agreement. Effective February 28, 2008, the Fund will not pay CSIM a management fee for the asset management and administration services CSIM performs for the Fund. However, CSIM is entitled to receive an annual management fee from each of the Schwab and Laudus mutual funds that serve as underlying funds to the Fund.

Effective February 28, 2008, the Fund's fee table and example numbers will be as follows:
FEE TABLE (%)

                                                               INVESTOR
                                                                SHARES
SHAREHOLDER FEES (% of transaction amount)
Redemption fee*                                                  2.00
ANNUAL OPERATING EXPENSES (% of average net assets)+
Management fees                                                  None
Distribution (12b-1) fees                                        None
Other expenses                                                   0.24
Acquired fund fees and expenses (AFFE)**                         0.69
                                                                -----
Total annual operating expenses                                  0.93
Less expense reduction                                          (0.24)
                                                                -----
NET OPERATING EXPENSES (INCLUDING AFFE)***                       0.69
                                                               --------

+ Restated to reflect current expenses.
* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.
** "Acquired fund fees and expenses (AFFE)" reflect the estimated amount of the fees and expenses that will be incurred indirectly by the fund through its investments in the underlying funds.
*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares to 0.00% through 2/27/09. The agreement to limit the fund's "net operating expenses" is limited to the fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the fund through its investments in the underlying funds.
EXPENSES ON A $10,000 INVESTMENT

                                       1 year   3 years   5 years   10 years
                                        $70      $252      $480      $1,137

CHANGE IN PORTFOLIO MANAGERS

Effective February 28, 2008, the portfolio managers of the Fund will be as follows:

     JEFFREY MORTIMER, CFA, senior vice president and chief investment officer-equities, of the investment adviser, is responsible for the overall management of the Fund. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

     KIMON DAIFOTIS, CFA, senior vice president and chief investment officer, fixed income, of the investment adviser, is responsible for the overall management of the bond and cash portions of the Fund. Prior to joining the firm in September 1997, he worked for more than 20 years in research and asset management.

     CAROLINE LEE, a managing director and portfolio manager of the investment adviser, co-manages the Fund. Prior to joining the firm in November 2005, she worked in asset management for over four years overseeing sub-advisor relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm.

               PLEASE RETAIN THIS DOCUMENT FOR FUTURE REFERENCE.

                                                           (CHARLES SCHWAB LOGO)

Charles Schwab & Co., Inc. Member SIPC
REG40495 (12/07) (C)2007 All Rights Reserved